EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint Joseph Curtin, Daniel E. Rosati, and Thomas E. Lippard or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf TMS International Corp.’s Annual Report on Form 10-K for the year ended December 31, 2011 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable TMS International Corp. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2012.

/s/ Manish K. Srivastava
Manish K. Srivastava

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint Joseph Curtin, Daniel E. Rosati, and Thomas E. Lippard or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf TMS International Corp.’s Annual Report on Form 10-K for the year ended December 31, 2011 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable TMS International Corp. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2012.

/s/ Timothy A.R. Duncanson
Timothy A.R. Duncanson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint Joseph Curtin, Daniel E. Rosati, and Thomas E. Lippard or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf TMS International Corp.’s Annual Report on Form 10-K for the year ended December 31, 2011 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable TMS International Corp. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2012.

/s/ John J. Connelly
John J. Connelly

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint Joseph Curtin, Daniel E. Rosati, and Thomas E. Lippard or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf TMS International Corp.’s Annual Report on Form 10-K for the year ended December 31, 2011 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable TMS International Corp. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2012.

/s/ Colin Osborne
Colin Osborne

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint Joseph Curtin, Daniel E. Rosati, and Thomas E. Lippard or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf TMS International Corp.’s Annual Report on Form 10-K for the year ended December 31, 2011 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable TMS International Corp. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2012.

/s/ Patrick W. Tolbert
Patrick W. Tolbert

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint Joseph Curtin, Daniel E. Rosati, and Thomas E. Lippard or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf TMS International Corp.’s Annual Report on Form 10-K for the year ended December 31, 2011 to be filed with the Securities and Exchange Commission, and any and all amendments to such report to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable TMS International Corp. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February, 2012.

/s/ Herbert K. Parker
Herbert K. Parker